UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 6-K

Report of Foreign Private Issuer

Pursuant to Rule 13a-16 or 15d-16 of
the Securities Exchange Act of 1934

Date of report: May 10, 2004

TEEKAY SHIPPING CORPORATION
(Exact name of Registrant as specified in its charter)

TK House
Bayside Executive Park
West Bay Street & Blake Road
P.O. Box AP-59212, Nassau, The Bahamas
(Address of principal executive office)

          [Indicate by check mark whether the registrant files or will file annual reports under cover Form 20-F or Form 40-F.]

Form 20-F          X           Form 40- F

          [Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(1):          ]

Yes                     No          X

          [Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(7):          ]

Yes                     No          X

          [Indicate by check mark whether the registrant by furnishing the information contained in this Form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.]

Yes                     No          X

          [If "Yes" is marked, indicate below the file number assigned to the registrant in connection with Rule 12g3-2(b):82-          ]

Item 1 - Information Contained in this Form 6-K Report

Attached as Exhibit I is a copy of an announcement of Teekay Shipping Corporation (the “Company”), dated April 29, 2004.

THIS REPORT ON FORM 6-K IS HEREBY INCORPORATED BY REFERENCE INTO THE FOLLOWING REGISTRATION STATEMENTS OF THE COMPANY.

• REGISTRATION STATEMENT ON FORM F-3 (NO. 33-97746) FILED WITH THE SEC ON OCTOBER 4, 1995;
• REGISTRATION STATEMENT ON FORM S-8 (NO. 333-42434) FILED WITH THE SEC ON JULY 28, 2000; AND
• REGISTRATION STATEMENT ON FORM F-3 (NO. 333-102594) FILED WITH THE SEC ON JANUARY 17, 2003.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 10, 2004	TEEKAY SHIPPING CORPORATION By: /s/ Peter Evensen Peter Evensen Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

TEEKAY SHIPPING CORPORATION TK House, Bayside Executive Park, West Bay Street & Blake Road P.O. Box AP–59212, Nassau, The Bahamas

PHONE: (242) 502-8820
FAX: (242) 502-8840

April 29, 2004

Dear Shareholder:

On behalf of the Board of Directors, it is my pleasure to extend to you an invitation to attend the 2004 Annual Meeting of Shareholders of Teekay Shipping Corporation. The annual meeting will be held at:

      Place:  The Corporation of Trinity House
                   Trinity Square
                   Tower Hill
                    London, England

      Date:  Tuesday, June 1, 2004

      Time:  9:30 a.m. (London time)

The Notice of Annual Meeting and Proxy Statement is enclosed and describes the business to be transacted at the annual meeting and provides other information concerning Teekay. The principal business to be transacted at the annual meeting will be (1) the election of directors and (2) the ratification of the selection of Ernst & Young LLP, Chartered Accountants, as Teekay’s independent auditors for the fiscal year ending December 31, 2004.

The Board of Directors unanimously recommends that shareholders vote for the election of the nominated directors and for the ratification of Ernst & Young LLP, Chartered Accountants, as Teekay’s independent auditors.

We know that many of our shareholders will be unable to attend the annual meeting. Proxies are solicited so that each shareholder has an opportunity to vote on all matters that are scheduled to come before the annual meeting. Whether or not you plan to attend the annual meeting, we hope that you will have your stock represented by completing, signing, dating and returning your proxy card in the enclosed envelope as soon as possible. You may, of course, attend the annual meeting and vote in person even if you have previously returned your proxy card.

Sincerely,

[/s/ Bjorn Moller]

BJORN MOLLER
President and Chief Executive Officer

2004 ANNUAL MEETING OF SHAREHOLDERS

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
     Why am I receiving these materials?
     What information is contained in this proxy  statement?
     How may I obtain Teekay's annual report to  shareholders?
     How may I obtain Teekay's Annual Report on Form 20-F filed with the SEC?
     What items of business will be voted on at the annual meeting?
     How does the Board recommend that I vote?
     What shares can I vote?
     What is the difference between holding shares as a shareholder of record and as a beneficial owner?
     What effect will Teekay's stock split have on voting  or other matters?
     How can I attend the annual meeting?
     How can I vote my shares in person at the annual meeting?
     How can I vote my shares without attending the annual meeting?
     Can I change my vote?
     Is my vote confidential?
     How many shares must be present or represented to conduct business at the annual meeting?
     How are votes counted?
     What is the voting requirement to approve each of the proposals?
     Is cumulative voting permitted for the election of directors?
     What happens if additional matters are presented at the annual meeting?
     What should I do if I receive more than one set of voting materials?
     How may I obtain a separate set of voting materials?
     Who will bear the cost of soliciting votes for the annual meeting?
     Where can I find the voting results of the annual meeting?
     What is the deadline to propose actions for consideration at next year's annual meeting of shareholders or to nominate individuals to serve as  directors?
     How may I communicate with Teekay's Board or the non-management directors on Teekay's Board?
CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS
     Board Independence
     Board Structure and Committee Composition
     Consideration of Director Nominees
     Executive Sessions
     Communications with the Board
DIRECTOR COMPENSATION
PROPOSALS TO BE VOTED ON
     PROPOSAL NO. 1: Election of Directors
     PROPOSAL NO. 2: Ratification of Independent Auditors
COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
     Summary Compensation Table
     Option/SAR Grants in Fiscal 2003
     Aggregated Fiscal 2003 Year-End Option/SAR Values
     Report of the Compensation Committee of the Board of Directors on Executive Compensation
STOCK PERFORMANCE GRAPH
PRINCIPAL AUDITOR FEES AND SERVICES
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

TEEKAY SHIPPING CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Time and Date           Tuesday‚ June 1‚ 2004‚ 9:30 a.m. (London time)

Place                   The Corporation of Trinity House, Trinity Square, Tower Hill, London, England

Items of Business       (1)    To elect three directors to Teekay's Board of Directors for a term of three years

                        (2)    To ratify the selection of Ernst & Young LLP, Chartered Accountants, as Teekay's
                               independent auditors for the fiscal year ending December 31, 2004

                        (3)    To transact such other business as may properly come before the annual meeting or any adjournment or postponement of the meeting

Adjournments and        Any action on the items of business  described  above may be considered  at the annual  meeting at
Postponements           the time and on the date  specified  above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date             The record date for the annual meeting is April 2, 2004. Only  shareholders of record at the close of business on that date will be  entitled  to notice,  and to vote at, the annual  meeting or any adjournment or postponement of the meeting.

Voting                  Your vote is very important.  Whether or not you plan to attend the annual  meeting,  we encourage you to read  this  proxy  statement  and  submit  your  proxy or  voting  instructions  as soon as possible.  You may submit your proxy for the annual  meeting by  completing,  signing,  dating and returning your proxy card in the enclosed envelope.  For specific instructions on how to vote your shares,  please refer to the section  entitled  Questions and Answers  beginning on page 2 of this proxy statement and the instructions on the proxy or voting instruction card.

By Order of the Board of Directors

[/s/ Arthur J. Bensler]

ARTHUR J. BENSLER
Secretary

April 29, 2004

                                           This notice of annual meeting and proxy statement and form of proxy are being distributed on or about April 29, 2004.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:	The Board of Directors (or Board) of Teekay Shipping Corporation, a corporation organized in the Republic of the Marshall Islands (or Teekay), is providing these proxy materials for you in connection with Teekay’s Annual Meeting of Shareholders, which will take place on June 1, 2004. As a shareholder, you are invited to attend the annual meeting and are entitled and requested to vote on the items of business described in this proxy statement.

Q:	What information is contained in this proxy statement?

A:	The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and our most highly-paid executive officers, and certain other information about Teekay.

Q:	How may I obtain Teekay’s annual report to shareholders?

A:	A copy of our annual report to shareholders is enclosed.

Q:	How may I obtain Teekay’s Annual Report on Form 20-F filed with the SEC?

A:	Shareholders may request a free copy of our 2003 Annual Report on Form 20-F from:

Teekay Shipping Corporation
Suite 2000, Bentall 5
550 Burrard Street
Vancouver, BC V6C 2K2
Attention: Investor Relations

Telephone: (604) 844-6654
Email: investor.relations@teekay.com

Teekay will also furnish any exhibit to the Form 20-F if specifically requested. Copies of the 2003 Annual Report on Form 20-F are also available under “SEC Filings” in the Investor Centre section of our website at www.teekay.com and at the SEC’s EDGAR database on the SEC’s website at www.sec.gov.

Q:	What items of business will be voted on at the annual meeting?

A:	The items of business scheduled to be voted on at the annual meeting are:

• The election of three directors to Teekay's Board for a term of three years, and

• The ratification of our independent auditors for the 2004 fiscal year.

We will also consider any other business that properly comes before the annual meeting.

Q:	How does the Board recommend that I vote?

A:	Our Board recommends that you vote your shares “FOR” each of the nominees to the Board and “FOR” the ratification of the independent auditors for the 2004 fiscal year.

Q:	What shares can I vote?

A:	Each share of Teekay common stock issued and outstanding as of the close of business on April 2, 2004, the record date for the annual meeting, is entitled to be voted on all items being voted upon at the annual meeting. The record date for the annual meeting is the date used to determine both the number of shares of Teekay’s common stock that are entitled to be voted at the annual meeting and the identity of the shareholders of record and beneficial owners of those shares of common stock who are entitled to vote those shares at the annual meeting. On the record date for the annual meeting we had approximately 41,113,670 shares of common stock issued and outstanding.

You may vote all shares owned by you as of the record date for the annual meeting, including (1) shares held directly in your name as the shareholder of record, including shares purchased through Teekay’s Dividend Reinvestment Plan, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:	Most Teekay shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with Teekay’s transfer agent, The Bank of New York, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by Teekay. As the shareholder of record, you have the right to grant your voting proxy directly to Teekay or to vote in person at the meeting. Teekay has enclosed or sent a proxy card for you to use.

Beneficial Owner

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the annual meeting.

Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Q:	What effect will Teekay’s stock split have on voting or other matters?

A:	On April 21, 2004, Teekay announced its intention to effect a two-for-one stock split (to be effected in the form of a 100% stock dividend) relating to shares of its common stock outstanding on May 3, 2004, the record date for the stock split. The additional shares of common stock to be issued in the stock split will be distributed on or about May 17, 2004. Because the record date for the annual meeting precedes the record date for the stock split, the stock split will not affect the voting or other matters relating to the annual meeting, including the number of shares entitled to be voted at the annual meeting and the shareholders of record and beneficial owners entitled to vote at the annual meeting. The share information included in these proxy materials does not give effect to the proposed stock split.

Q:	How can I attend the annual meeting?

A:	You are entitled to attend the annual meeting only if you were a Teekay shareholder as of the close of business on April 2, 2004 or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. In addition, if you are a shareholder of record, your name will be verified against the list of shareholders of record on the record date prior to your being admitted to the annual meeting. If you are not a shareholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to the record date, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the procedures outlined above upon request, you will not be admitted to the annual meeting.

The meeting will begin promptly at 9:30 a.m., London time.

Q:	How can I vote my shares in person at the annual meeting

A:	Shares held in your name as the shareholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:	How can I vote my shares without attending the annual meeting?

A:	Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee.

Shareholders of record of Teekay common stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the enclosed envelopes. Teekay shareholders who hold shares beneficially in street name may vote by completing, signing and dating the voting instruction cards provided and mailing them in the enclosed envelopes, or otherwise as directed in the voting instruction card provided by your broker, trustee or nominee.

Q:	Can I change my vote?

A:	You may change your vote at any time prior to the vote at the annual meeting. If you are the shareholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to the Teekay Corporate Secretary prior to your shares being voted, or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Teekay or to third parties, except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote and (3) to facilitate a successful proxy solicitation. Occasionally shareholders provide written comments on their proxy card, which are then forwarded to Teekay’s management.

Q:	How many shares must be present or represented to conduct business at the annual meeting?

A:	The general quorum requirement for holding the annual meeting and transacting business is that holders of a majority of shares of Teekay common stock entitled to vote must be present in person or represented by proxy. However, the number of shares required to be represented at the annual meeting to constitute a quorum is reduced from a majority to one-third of the shares entitled to vote on a specific matter if that matter is recommended by the Continuing Directors or, for purposes of voting on the election of directors, if all nominees are recommended by the Continuing Directors. Continuing Directors means the incumbent members of the Board of Directors that were members of the Board on June 15, 1999 and any persons who have been or are subsequently elected or appointed to the Board if such persons are recommended by a majority of the Continuing Directors. The Continuing Directors have recommended for election all the nominees for director set out in this proxy statement and have recommended ratification of the selection of Ernst & Young LLP, Chartered Accountants, as Teekay’s independent auditors for the 2004 fiscal year. Accordingly, the quorum for each of these matters will be one-third of the shares entitled to vote, present in person or represented by proxy. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:	How are votes counted?

A:	In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the other item of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”

If you provide specific instructions for a given item, your shares will be voted as you instruct on such item. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (i.e., “FOR” all of Teekay’s nominees to the Board, “FOR” ratification of the independent auditors and in the discretion of the proxy holders on any other matters that properly come before the meeting).

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.

Q:	What is the voting requirement to approve each of the proposals?

A:	In the election of directors, the three persons receiving the highest number of “FOR” votes at the annual meeting will be elected. The other proposal requires the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the annual meeting.

Q:	Is cumulative voting permitted for the election of directors?

A:	No. Teekay does not allow you to cumulate your vote in the election of directors. For all matters proposed for shareholder action at the annual meeting, each share of common stock outstanding as of the close of business on the record date is entitled to one vote.

Q:	What happens if additional matters are presented at the annual meeting?

A:	Other than the two items of business described in this proxy statement, we are not aware of any business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxyholders, Bjorn Moller, Peter Evensen and Arthur J. Bensler, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxyholders will vote your proxy for such candidate or candidates as may be nominated by the Board, unless the Board chooses to reduce the number of directors serving on the Board.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	How may I obtain a separate set of voting materials?

A:	If you share an address with another shareholder, you may receive only one set of proxy materials (including our annual report to shareholders, our 2003 Annual Report on Form 20-F and this proxy statement) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, you may contact us to request a separate copy of these materials at:

Teekay Shipping Corporation
Suite 2000, Bentall 5
550 Burrard Street
Vancouver, BC V6C 2K2
Attention: Investor Relations

Telephone: (604) 844-6654
Email: investor.relations@teekay.com

Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may contact us as indicated above to request delivery of a single copy of these materials.

Q:	Who will bear the cost of soliciting votes for the annual meeting?

A:	Teekay is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Upon request, we will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to shareholders.

Q:	Where can I find the voting results of the annual meeting?

A:	We intend to announce preliminary voting results at the annual meeting and publish final results in our report on Form 6-K for the second quarter of fiscal 2004.

Q:	What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders or to nominateindividuals to serve as directors?

A:	You may submit proposals, including director nominations, for consideration at future shareholder meetings as indicated below.

Shareholder Proposals

For a shareholder proposal to be considered for inclusion in Teekay’s proxy statement for the annual meeting next year, the written proposal must be received by Teekay’s Corporate Secretary at the address set forth below no later than December 30, 2004. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in Teekay’s proxy statement will be instead a reasonable time before Teekay begins to print and mail its proxy materials. Such proposals also will need to comply with Teekay’s bylaws provisions regarding business to be brought before a shareholder meeting. Proposals should be addressed to:

Corporate Secretary
Teekay Shipping Corporation
Suite 2000, Bentall 5
550 Burrard Street
Vancouver, BC V6C 2K2

Facsimile: (604) 609-6447

For a shareholder proposal that is not intended to be included in Teekay’s proxy statement as described above, the shareholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of Teekay common stock to approve that proposal, provide the information required by Teekay’s bylaws and give timely notice to Teekay’s Corporate Secretary in accordance with the bylaws, which, in general, require that the notice be received by the Corporate Secretary not less than 60 days or more than 90 days prior to the meeting date.

Nomination of Director Candidates

You may propose director candidates for consideration by the Board’s Nominating and Governance Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to Teekay’s Corporate Secretary at the address set forth above. In addition, Teekay’s bylaws permit shareholders to nominate directors for election at an annual shareholder meeting. To nominate a director, the shareholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of Teekay common stock to elect such nominee and provide the information required by Teekay’s bylaws, as well as a statement by the nominee acknowledging that he or she will owe a fiduciary obligation to Teekay and its shareholders. In addition, the shareholder must give timely notice to Teekay’s Corporate Secretary in accordance with the bylaws, which, in general, require that the notice be received by the Corporate Secretary within the time period described above under “Shareholder Proposals.”

Copy of Bylaws Provisions

You may contact Teekay’s Corporate Secretary at the address set forth above for a copy of the relevant bylaws provisions regarding the requirements for making shareholder proposals and nominating director candidates. Teekay’s bylaws are also available under “Corporate Governance” in the Investor Centre section of Teekay’s website at www.teekay.com.

Q:	How may I communicate with Teekay’s Board or the non-management directors on Teekay’s Board?

A:	You may submit any communication intended for Teekay's Board or the non-management directors by directing the communication by mail or fax addressed to the Nominating and Governance Committee as follows:

Nominating and Governance Committee
Teekay Shipping Corporation
TK House, Bayside Executive Park
West Bay Street & Blake Road
P.O. Box AP-59212
Nassau, The Bahamas
Attention: Bruce C. Bell, Director

Facsimile: (242) 502-8840

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Teekay is committed to sound corporate governance principles. These principles contribute to Teekay’s business success and are essential to maintaining Teekay’s integrity in the marketplace. Teekay’s Corporate Governance Guidelines and Standards of Business Conduct are available under “Corporate Governance” in the Investor Centre section of its website at www.teekay.com.

Board Independence

The Board has determined that each of our directors, other than Bjorn Moller, our President and Chief Executive Officer, has no material relationship with Teekay (either directly or as a partner, shareholder or officer of an organization that has a relationship with Teekay) and is independent within the meaning of Teekay’s director independence standards, which reflect the New York Stock Exchange (or NYSE) director independence standards, as currently in effect and as they may be changed from time to time. Each of the current directors standing for re-election at the annual meeting is an independent director.

The Board has determined that each member of each of Teekay’s Board committees has no material relationship with Teekay (either directly or as a partner, shareholder or officer of an organization that has a relationship with Teekay) and is independent within the meaning of Teekay’s director independence standards. In addition, the Board has determined that each member of the Audit Committee also satisfies Teekay’s Audit Committee member independence standards, which reflect applicable NYSE and SEC audit committee member independence standards.

Board Structure and Committee Composition

As of the date of this proxy statement, our Board has nine directors and the following three committees: (1) Audit, (2) Compensation, and (3) Nominating and Governance. The membership of these committees during fiscal 2003 and the function of each of the committees are described below. Each of the committees operates under a written charter adopted by the Board. All of the committee charters are available under “Corporate Governance” in the Investor Centre section of Teekay’s website at www.teekay.com. During fiscal 2003, the Board held nine meetings. Each director attended all Board meetings, except for two Board meetings at which one director was absent from each. Each director attended all applicable committee meetings.

                                                                                                          Nominating and
Name of Director                                                                    Audit   Compensation     Governance
Non-Employee Directors:
  Bruce C. Bell......................................................................                           X
  Ian D. Blackburne..................................................................              X
  C. Sean Day........................................................................                           X*
  Leif O. Hoegh......................................................................  X
  Axel Karlshoej.....................................................................              X*
  Thomas Kuo-Yuen Hsu................................................................              X
  Eileen A. Mercier..................................................................  X*                       X
  Tore I. Sandvold...................................................................  X
Employee Directors:
  Bjorn Moller
Number of Meetings in Fiscal 2003....................................................  7           5            5
__________

X = Committee member

* = Chair

Audit Committee

Teekay’s Audit Committee is composed entirely of directors who satisfy applicable NYSE and SEC audit committee independence standards. All members of the committee are financially literate and the Board has determined that Eileen A. Mercier qualifies as an audit committee financial expert.

The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of:

• the integrity of Teekay's financial statements;

• Teekay's compliance with legal and regulatory requirements;

• the independent auditors' qualifications and independence; and

• the performance of Teekay's internal audit function and independent auditors.

Specific duties of the Audit Committee include, among others: preparing an Audit Committee report for inclusion in the annual proxy statement; annually reviewing the Audit Committee charter and the Committee’s performance; appointing, evaluating and compensating Teekay’s independent auditors; pre-approving the retention of the independent auditors for all audit and permitted non-audit services; reviewing our financial statements; reviewing Teekay’s internal controls, internal audit function and corporate policies with respect to financial information; overseeing the establishment of procedures for handling complaints concerning financial, accounting, internal accounting controls and auditing matters; overseeing the development of, periodically reviewing and monitoring compliance with and effectiveness of Teekay’s Standards of Business Conduct; and periodically reviewing risks that may have a significant impact on Teekay’s financial statements. The Audit Committee works closely with Teekay’s management, internal auditors and independent auditors. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from Teekay for, outside legal, accounting and other advisors as the Audit Committee deems necessary to fulfill its duties.

The report of the Audit Committee is included on page 25 of this proxy statement. The Committee’s charter is available under “Corporate Governance” in the Investor Centre section of Teekay’s website at www.teekay.com.

Compensation Committee

The Compensation Committee:

• reviews and approves corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluates the Chief Executive Officer’s performance in light of these goals and objectives and, either as a Committee or with the Board’s other independent directors, determines the Chief Executive’s compensation;

• reviews and approves the evaluation process and compensation structure for executives, other than the Chief Executive Officer, evaluates their performance and sets their compensation based on this evaluation;

• reviews and makes recommendations to the Board regarding compensation for directors;

• establishes and administers long-term incentive compensation and equity-based plans; and

• oversees Teekay's other compensation plans, policies and programs.

Specific duties of the Compensation Committee include, among others: developing an executive compensation philosophy and annually reviewing executive compensation programs and practices; approving special employment, severance, change-in-control and retirement agreements or arrangements for executive officers; monitoring director and executive stock ownership; and annually evaluating the Committee’s performance and its charter. The Compensation Committee has the authority to retain compensation consultants and other compensation experts in fulfilling its duties and to compensate these advisors.

The report of the Compensation Committee is included beginning on page 21 of this proxy statement. The Committee’s charter is available under “Corporate Governance” in the Investor Centre section of Teekay’s website at www.teekay.com.

Nominating and Governance Committee

The Nominating and Governance Committee:

• identifies individuals qualified to become Board members;

• selects and recommends to the Board director and committee member candidates;

• develops and recommends to the Board corporate governance principles and policies applicable to Teekay, monitors compliance with these principles and policies and recommends to the Board appropriate changes; and

• oversees the evaluation of the Board and management.

Specific duties of the Nominating and Governance Committee include, among others: annually assessing the size and composition of the Board; periodically reviewing director qualification criteria; annually reviewing and recommending directors for continued service; overseeing the Board’s committee structure; recommending Board committee assignments; monitoring compliance with Board and Board committee membership criteria; developing procedures for selecting the Chair of the Board; determining the method of communication between employees, shareholders and others interested parties and non-management directors; and annually evaluating the Committee’s performance and its charter. The Committee has the authority to obtain assistance from outside advisors in fulfilling its duties and to compensate these advisors. A member of the Nominating and Governance Committee receives communications directed to non-management directors.

The Committee’s charter is available under “Corporate Governance” in the Investor Centre section of Teekay’s website at www.teekay.com.

Consideration of Director Nominees

Shareholder Nominees

The policy of the Nominating and Governance Committee is to consider properly submitted shareholder nominations for Board of Directors candidates as described below under “Identifying and Evaluating Nominees for Directors.” In evaluating these nominations, the Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth below under “Director Qualifications.” Any shareholder nominations proposed for consideration by the Committee should include the nominee’s name and qualifications for Board membership and should be addressed to:

Corporate Secretary
Teekay Shipping Corporation
Suite 2000, Bentall 5
550 Burrard Street
Vancouver, BC V6C 2K2

In addition, Teekay’s bylaws permit shareholders to nominate directors for consideration at an annual shareholder meeting. For a description of the process for nominating directors in accordance with Teekay’s bylaws, see “Questions and Answers about the Proxy Materials and the Annual Meeting — What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders or to nominate individuals to serve as directors?” on page 6.

Director Qualifications

Teekay’s Corporate Governance Guidelines include Board membership guidelines that the Nominating and Governance Committee should consider in reviewing and in recommending to the Board director nominees. Under these criteria, members of the Board should have high standards of personal and professional ethics, integrity and values. Among other things nominees should also: have training, experience and ability in making and overseeing policy in business, government or education sectors; have a willingness and sufficient time to carry out their duties effectively; and be committed to act in the best interests of Teekay and its stakeholders and to objectively assess Board, committee and management performance. In evaluating director nominees, the Nominating and Governance Committee will also assess an individual’s qualifications, skills, experience, background and knowledge in light of the overall composition of the existing Board. Teekay’s Corporate Governance Guidelines, which include a more detailed discussion of director qualifications, are available under “Corporate Governance” in the Investor Centre section of its website at www.teekay.com.

Identifying and Evaluating Nominees for Directors

The Nominating and Governance Committee uses a variety of methods for identifying and evaluating director nominees for recommendation to the Board for approval. The Nominating and Governance Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the Nominating and Governance Committee considers potential director candidates. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, shareholders or others. These candidates are evaluated at regular or special meetings of the Nominating and Governance Committee, and may be considered at any time during the year. As described above, the Nominating and Governance Committee considers properly submitted shareholder nominations for candidates for the Board. Following verification of the shareholder status of persons proposing candidates, any recommendations are aggregated and considered by the Nominating and Governance Committee at a regularly scheduled meeting. If any materials are provided by a shareholder in connection with the nomination of a director candidate, these materials are forwarded to the Nominating and Governance Committee. The Nominating and Governance Committee also reviews materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder. In evaluating these nominations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

Executive Sessions

Teekay’s non-management directors hold at least four executive sessions each year. The sessions are scheduled and chaired by the Chair of the Board. Any non-management director can request that additional executive sessions be scheduled.

Communications with the Board

Individuals may communicate with the Board by writing to Teekay’s Board by mail or fax addressed to:

Teekay Shipping Corporation
TK House, Bayside Executive Park
West Bay Street & Blake Road
P.O. Box AP-59212
Nassau, The Bahamas
Attention: Bruce C. Bell, Director

Facsimile: (242) 502-8840

Communications that are intended specifically for non-management directors should be addressed to the Nominating and Governance Committee and sent to the above address.

DIRECTOR COMPENSATION

The following table provides information on Teekay’s compensation and reimbursement practices during fiscal 2003 for non-employee directors, as well as the range of compensation paid to non-employee directors who served during fiscal 2003. Teekay’s employee directors do not receive any separate compensation for their Board activities.

NON-EMPLOYEE DIRECTOR COMPENSATION TABLE
FOR FISCAL 2003

 Annual cash retainer..............................................................................  $36,000
 Annual retainer paid in Teekay securities (1).....................................................  $50,000
 Additional cash retainer for:
      • Chair of the Board........................................................................  $164,000
      • Chair of the Audit Committee..............................................................   $16,000
      • Member of Audit Committee.................................................................    $8,000
 Reimbursement for expenses attendant to Board membership.........................................      Yes
 Range of total compensation earned by directors (for the year)...................................$86,000 to $250,000
__________
(1)	Each director may elect to receive the securities portion of the annual retainer by a grant of restricted stock or stock options, valued using the Black-Scholes valuation model.

Each director is expected to acquire at least 5,000 shares of Teekay’s common stock by no later than May 14, 2008 or the fifth anniversary of the date on which the director joined the Board.

As at December 31, 2003, the non-employee directors held stock options to purchase a total of 482,000 shares of Teekay’s common stock at exercise prices ranging from $16.875 to $41.19 per share and with expiration dates between May 28, 2006 and May 13, 2013, ten years after each options’ respective grant date.

PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Teekay’s Board of Directors currently consists of nine directors divided into three classes: Class I, Class II and Class III. The number of directors in each class is required to be as nearly equal as possible. At the 2004 annual meeting, three Class II directors will be elected to serve for three-year terms until the 2007 annual meeting and until his or her successor is elected. The remaining six directors are divided into two classes of three Class I directors and three Class III directors, whose terms expire in 2006 and 2005, respectively. Votes may not be cast for a greater number of director nominees than three.

Information regarding the business experience of each nominee is provided below. There are no family relationships among Teekay’s executive officers and directors.

If you sign your proxy or voting instruction card but do not give instructions for the voting of directors, your shares will be voted “FOR” the three persons recommended by the Board. If you wish to give specific instructions for the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card.

The three persons receiving the highest number of “FOR” votes represented by shares of Teekay common stock, present in person or represented by proxy and entitled to be voted at the annual meeting, will be elected.

The Board expects that all of the nominees will be available to serve as directors. If for any unforeseen reason any of the Board’s nominees is not available as a candidate for director, the proxyholders, Bjorn Moller, Peter Evensen and Arthur J. Bensler, will vote your proxy for such other candidate or candidates as may be nominated by the Board, unless the Board chooses to reduce the number of directors serving on the Board.

      Our Board recommends a vote FOR the election to the Board of the each of the following nominees.

INFORMATION ABOUT THE DIRECTOR NOMINEES

Class II Directors (terms would expire in 2007)

Leif O. Höegh............... Mr.  Höegh  was  appointed  as a  director  in June  1999  in  connection  with  Teekay’s
Director since 1999          acquisition of Bona  Shipholding  Ltd. He served as a director of Bona from November 1993
Age 40                       to June 1999 and as its  Chairman  from June 1998 to June  1999.  Mr.  Höegh is the joint controlling  shareholder  and  Deputy  Chairman  of Leif Höegh and Co.  Ltd.,  a shipping company.  He also serves as a director of NeoMed  Management  Ltd. and as the Chairman of
                             Höegh Capital Partners, Inc.

Eileen A. Mercier........... Ms.  Mercier has over 30 years’  experience  in a wide variety of financial and strategic
Director since 2000          planning  positions,  including  Senior Vice  President and Chief  Financial  Officer for
Age 56                       AbitibiPrice  Inc.  from 1990 to 1995.  She also  currently  serves as a director for CGI
                             Group  Inc.,  Quebecor  World  Inc.,  Winpak  Ltd.,  Hydro One Inc.,  ING Bank of Canada,
                             Shermag Inc., York University and the University Health Network.

Tore I. Sandvold............ Mr. Sandvold has over 30 years’  experience in the oil and energy industry.  From 1973 to
Director since 2003          1987 he served in the  Norwegian  Ministry  of  Industry,  Oil & Energy,  in a variety of
Age 57                       positions in the area of domestic and international  energy policy.  From 1987 to 1990 he served as the  Counselor  for Energy in the Norwegian  Embassy in  Washington,  D.C. From
                             1990 to 2001 Mr. Sandvold served as Director  General of the Norwegian  Ministry of Oil &
                             Energy,  with overall  responsibility for Norway’s national and international oil and gas policy.  From 2001 to 2002 he served as  Chairman of the Board of Petoro,  the  Norwegian state-owned  oil  company  that  is the  largest  oil  asset  manager  on  the  Norwegian continental shelf. From 2002 to the present, Mr. Sandvold,  through his company, Sandvold
                             Energy AS, has acted as advisor to companies and advisory bodies in the energy  industry.
                             Mr. Sandvold serves on other boards,  including those of Offshore Northern Seas,  Ruhrgas
                             Norge AS, Stavanger University College and the Energy Policy Foundation of Norway.

INFORMATION ABOUT DIRECTORS CONTINUING IN OFFICE

Class III Directors (terms expire in 2005)

Thomas Kuo–Yuen Hsu......... Mr.  Kuo–Yuen  Hsu has served 30 years with,  and is  presently  Executive  Director  of,
Director since 1993          Expedo & Company  (London)  Ltd.,  which is part of the Expedo  Group of  Companies  that
Age 57                       manages a fleet of eight  vessels  ranging in size from 20,000 dwt to 150,000 dwt. He has been a Committee  Director of the  Britannia  Steam Ship  Insurance  Association  Limited
                             since 1988.

Axel Karlshoej.............. Mr.  Karlshoej  was Chair of the Teekay Board from June 1994 to September  1999,  and has
Director since 1989          been Chair Emeritus since stepping down as Chair.  Mr.  Karlshoej is President and serves
Age 63                       on the compensation  committee of Nordic Industries,  a California  general  construction firm with which he has served for the past 30 years.  He is the older brother of the late
                             J. Torben Karlshoej, Teekay’s founder.

Bjorn Moller................ Mr.  Moller became  Teekay’s  President and Chief  Executive  Officer in April 1998.  Mr.
Director since April 1998    Moller has over 20 years’  experience  in  shipping  and has served in senior  management
Age 46                       positions with Teekay for more than 15 years. He has headed Teekay’s  overall  operations since January 1997,  following his promotion to the position of Chief Operating  Officer.
                             Prior to this,  Mr. Moller headed  Teekay’s  global  chartering  operations  and business development activities.

Class I Directors (terms expire in 2006)

Bruce C. Bell............... Mr. Bell is the Managing Director of Oceanic Bank and Trust Limited,  a Bahamian bank and
Director since 2000          trust  company,  a position he has held since March 1994.  Prior to joining  Oceanic Bank
Age 56                       and Trust,  Mr. Bell was engaged in the private  practice of law in Canada,  specializing in corporate/commercial,  banking and international business transactions.  From May 2000 until May 2003, Mr. Bell served as Teekay's Corporate Secretary.

Dr. Ian D. Blackburne....... Dr. Blackburne has over 25 years' experience in petroleum refining and marketing,  and in
Director since 2000          March  2000 he  retired  as  Managing  Director  and Chief  Executive  Officer  of Caltex
Age 58                       Australia  Limited,  a large  petroleum  refining  and  marketing  conglomerate  based in
                             Australia.  He is  currently  serving as  Chairman  of CSR  Limited  and is a director of
                             Suncorp-Metway  Ltd.,  Australian  public  companies in the  diversified  industrial  and financial sectors.  Dr. Blackburne is also the Chairman of the Australian Nuclear Science and Technology Organization.

C. Sean Day................. Mr. Day has served as Teekay's  Chair of the Board  since  September  1999.  From 1989 to
Director since 1998          1999, he was President and Chief Executive  Officer of Navios  Corporation,  a large bulk
Age 54                       shipping company based in Stamford,  Connecticut. Prior to this, Mr. Day held a number of senior  management  positions  in the  shipping  and finance  industry.  He is  currently serving as a director of Kirby Corporation.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee of the Board has appointed Ernst & Young LLP, Chartered Accountants, to examine the financial statements of Teekay for the fiscal year ending December 31, 2004. Ernst & Young LLP, Chartered Accountants, examined the financial statements of Teekay for the fiscal year ended December 31, 2003 and also provided certain tax and other audit-related services during fiscal 2003. See “Principal Auditor Fees and Services” on page 24.

Our Board recommends a vote FOR the ratification of the selection of Ernst & Young LLP, Chartered Accountants, as Teekay’s independent auditors for fiscal 2004. If the appointment is not ratified, Teekay’s Audit Committee will consider whether it should select this firm as Teekay’s independent auditors.

Vote Required

Ratification of the appointment of Ernst & Young LLP, Chartered Accountants, as Teekay’s independent auditors for fiscal 2004 requires the affirmative vote of a majority of the shares of Teekay common stock present in person or represented by proxy and entitled to be voted at the meeting.

COMMON STOCK OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership, as of April 2, 2004, of Teekay common stock by:

• each person or entity known by Teekay to beneficially own more than 5% of Teekay's common stock; and

• all current Teekay directors and executive officers as a group.

The information provided in the table is based on information filed with the SEC and information provided to Teekay.

The number of shares beneficially owned by each person, entity, director or executive officer is determined under SEC rules and the information is not necessarily indicative of beneficial ownership for any other purpose. Under SEC rules a person or entity beneficially owns any shares as to which the person or entity has or shares voting or investment power. In addition a person or entity beneficially owns any shares that the person or entity has the right to acquire as of June 1, 2004 (60 days after April 2, 2004) through the exercise of any stock option or other right. The share information included in this table and elsewhere in these proxy materials does not reflect the effect of Teekay’s proposed two-for-one stock split announced on April 21, 2004 with a record date of May 3, 2004. Unless otherwise indicated, each person or entity has sole voting and investment power (or shares such powers with his or his spouse) with respect to the shares set forth in the following table.

BENEFICIAL OWNERSHIP TABLE

                                                                                      Amount of Shares   Percent of
Name and Address of Beneficial Owner                                                 Beneficially Owned     Class
Resolute Investments, Inc. (1)                                                            16,515,690        40.2%
  TK House, Bayside Executive Parks
  West Bay Street — Blake Road
  P.O. Box AP-59214
  Nassau, The Bahamas
FMR Corp., Edward C. Johnson 3d, and Abigail P Johnson, as a group (2)                     4,701,798        11.4%
  82 Devonshire Street
  Boston, Massachusetts 02109
Neuberger Berman, Inc. and Neuberger Berman, LLC, as a group (3)                           2,883,352         7.0%
  605 Third Avenue
  New York, New York 10158-3698
Hotchkis and Wiley Capital Management, LLC (4)                                             2,116,870         5.1%
  725 South Figuora Street, 39th Floor
  Los Angeles, California 90017-5439
All current directors and executive officers, as a group (17 persons) (5)                    967,340         2.3%
__________
(1)	This information is based on the Schedule 13D filed with the SEC on December 26, 2002.

(2)	Includes sole voting power as to 152,033 shares and sole dispositive power as to 4,701,798 shares. This information is based on the Schedule 13G/A filed by this group with the SEC on February 17, 2004.

(3)	Includes sole voting power as to 1,152,505 shares, shared voting power as to 1,184,000 shares and shared dispositive power as to 2,883,352 shares. Neuberger Berman, LLC and Neuberger Berman Management Inc. both have shared voting and dispositive power. Neuberger Berman, LLC and Neuberger Berman Management Inc. serve as sub-adviser and investment manager, respectively, of Neuberger Berman, Inc.‘s mutual funds. This information is based on the Schedule 13G/A filed by this group with the SEC on February 12, 2004.

(4)	Includes sole voting power as to 1,681,170 shares and sole dispositive power as to 2,075,570 shares. This information is based on the Schedule 13G/A filed with the SEC on February 9, 2004.

(5)	Includes 911,290 shares of common stock subject to stock options exercisable by June 1, 2004 (60 days after April 2, 2004). Excludes shares beneficially owned by Resolute Investments, Inc. See “Certain Relationships and Related Transactions.”

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As at December 31, 2003, Resolute Investments, Inc. (or Resolute) owned 40.7% of Teekay’s outstanding common stock. Two of Teekay’s directors, C. Sean Day and Bruce Bell, are directors and the Chairman and Vice President, respectively, of Resolute. Two additional Teekay directors, Thomas Kuo-Yuen Hsu and Axel Karlshoej, are among the Managing Directors of The Kattegat Trust Company Limited, which is the trustee of the trust that owns all of Resolute’s outstanding equity.

Payments made by Teekay to Oceanic Bank and Trust Limited, an affiliate of Resolute, in respect of corporate administration fees and shared office costs for fiscal 2003 totaled $475,000. One Teekay director, Bruce Bell, is Managing Director of Oceanic Bank and Trust Limited.

EXECUTIVE OFFICERS

Name                                             Age   Position
Moller, Bjorn*....................................46   Director, President and Chief Executive Officer
Antturi, Peter....................................45   President, Teekay Navion Shuttle Tankers, a division
                                                       of Teekay Shipping Corporation
Bensler, Arthur...................................46   SVP, General Counsel and Secretary
Evensen, Peter....................................45   EVP and Chief Financial Officer
Glendinning, David................................50   President, Teekay Gas and Offshore, a division of
                                                       Teekay Shipping Corporation
Gordon, Jennifer..................................42   SVP, Corporate Resources
Lok, Vincent......................................36   SVP and Treasurer
Westgarth, Graham.................................49   President, Teekay Marine Services, a division of
                                                       Teekay Shipping Corporation
Wogan, Paul.......................................42   President, Teekay Tanker Services, a division of
                                                       Teekay Shipping Corporation
__________
* For information regarding Mr. Moller, see "Proposal No. 1: Election of Directors-- Information About Directors Continuing in Office" above.

Peter Antturi joined Teekay in September 1991. Since then, he has held a number of finance and accounting positions, including Controller from March 1992 until his promotion to the position of Senior Vice President, Treasurer and Chief Financial Officer in October 1997. In 2003 he became President of Navion AS upon the closing of Teekay’s acquisition of Navion. In November 2003 Mr. Antturi was appointed President of our Teekay Navion Shuttle Tankers division, which is responsible for the shuttle tanker activities and projects of our two wholly owned subsidiaries, Navion AS and Ugland Nordic Shipping AS. Prior to joining Teekay, Mr. Antturi held various accounting and finance roles in the shipping industry since 1985.

Arthur Bensler joined Teekay in September 1998 as General Counsel. He was promoted to the position of Vice President in March 2002 and became the corporate Secretary of Teekay in May 2003. He was appointed Senior Vice President in February 2004. Prior to joining Teekay, Mr. Bensler was a partner in a large Vancouver, Canada law firm, where he practiced corporate, commercial and maritime law from 1986 until joining Teekay.

Peter Evensen joined Teekay in May 2003 as Senior Vice President, Treasurer and Chief Financial Officer. He was appointed Executive Vice President and Chief Financial Officer in February 2004. Mr. Evensen has extensive experience in banking and shipping finance. Prior to joining Teekay, Mr. Evensen was Managing Director and Head of Global Shipping at J.P. Morgan Securities Inc. and worked in other senior positions for its predecessor firms. His international industry experience includes positions in New York, London and Oslo.

David Glendinning joined Teekay in January 1987. Since then, he has held a number of senior positions, including Vice President, Marine and Commercial Operations from January 1995 until his promotion to the position of Senior Vice President, Customer Relations and Marine Project Development in February 1999. In November 2003 Mr. Glendinning was appointed President of our Teekay Gas and Offshore division, which is responsible for our initiatives in the liquefied natural gas business and other areas of gas activity as well as building on our international presence in the Floating Storage and Offtake business and related offshore activities. Prior to joining Teekay, Mr. Glendinning, who is a Master Mariner, had 18 years’ sea service on oil tankers of various types and sizes.

Jennifer Gordon joined Teekay in April 2004 as Senior Vice President, Corporate Resources. Prior to joining Teekay, Ms. Gordon was Senior Vice President, Human Resources of Placer Dome Inc., an international gold, silver and copper mining company. Her experience includes positions in human resources management at Finning International Inc., Colgate-Palmolive Canada Inc. and Suncor Energy Inc.

Vincent Lok joined Teekay in June 1993. Since then, he has held a number of finance and accounting positions, including Controller from 1997 until his promotion to the position of Vice President, Finance in March 2002. He was appointed Senior Vice President and Treasurer in February 2004. Prior to joining Teekay, Mr. Lok worked in the Vancouver, Canada audit practice of Deloitte & Touche.

Graham Westgarth joined Teekay in February 1999 as Vice President, Marine Operations. He was promoted to the position of Senior Vice President, Marine Operations in December 1999. In November 2003 Mr. Westgarth was appointed President of our Teekay Marine Services division, which is responsible for all of Teekay’s marine and technical operations as well as marketing a range of services and products to third parties, such as marine consulting services and computer-based marine training software. He has extensive shipping industry experience. Prior to joining Teekay, Mr. Westgarth was General Manager of Maersk Company (UK), where he joined as Master in 1987. His international industry experience includes 18 years’ sea service with five years in a command position.

Paul Wogan joined Teekay in November 2000 as Managing Director of the London office. He was promoted to the position of Vice President, Business Development in March 2002. In November 2003 Mr. Wogan was appointed President of our Teekay Tanker Services division, which is responsible for the commercial management of our conventional crude oil and product tanker transportation services. Prior to joining Teekay, Mr. Wogan was with the chartering arm of a major crude oil and product carrier fleet controlled by the Ceres Hellenic Group (Livanos), which subsequently founded Seachem Tankers Ltd., a chemical tanker company, where he served as the Chief Executive Officer from 1997 until joining Teekay.

EXECUTIVE COMPENSATION

The following table discloses compensation earned during fiscal 2003 by Teekay’s Chief Executive Officer and Teekay’s four other most highly paid executive officers (together with the Chief Executive Officer, the named executive officers), as well as their compensation earned from Teekay for each of fiscal 2002 and 2001.

SUMMARY COMPENSATION TABLE(1)

                            Annual Compensation                        Long-Term Compensation
                                                                                     Securities
                                                                         Restricted     Underlying
                                                   Other Annual            Stock       Options/SARs      All Other
Year            Salary         Bonus(2)          Compensation(3)           Awards          (#)         Compensation(4)
2003..... $   1,768,223    $   1,688,510           $  197,854         $   1,450,000      188,800         $  550,000
2002..... $   1,376,075    $     895,291           $  226,819                 --0--       78,000              --0--
2001..... $   1,416,444    $   1,149,283           $  232,787                 --0--      119,500              --0--
__________
(1)	Cash amounts set forth in this table were paid primarily in Canadian Dollars, but are reported here in U.S. Dollars using an exchange rate of 1.30 Canadian Dollars for each U.S. Dollar for 2003; 1.57 Canadian Dollars for each U.S. Dollar for 2002; and 1.55 Canadian Dollars for each U.S. Dollar for 2001. The actual U.S. Dollar equivalent amounts recognized by us were significantly lower than the amounts indicated for 2003, due to a more favorable exchange rate resulting from our currency hedging activities related to these compensation payments.

(2)	Bonus payments relate to the performance of the individual and Teekay in the given year.

(3)	Consists primarily of payments to provide pension and similar benefits for the named executive officers.

(4)	Consists of special bonus payments not related to a specific fiscal year and certain other perquisites.

OPTION/SAR GRANTS IN FISCAL 2003

The following table provides information regarding aggregate option/stock appreciation right (or SAR) grants in fiscal 2003 by Teekay to the named executive officers. Teekay granted stock appreciation rights to one named executive officer during fiscal 2003 in replacement of stock options previously granted but cancelled in connection with the relocation of that named executive officer.

                                           Percent of Total
                  Number of Securities       Options/SARs
                       Underlying             Granted to       Weighted Average
                      Options/SARs        Employees in Fiscal   Exercise Price
                       Granted(1)             Year(2)            ($/Share)      Expiration Dates
                        188,800                   16.5%            $  39.51      May 28, 2006 to
                                                                                 March 10, 2013
__________
(1)	All options and SARs granted in fiscal 2003 are exercisable in equal one-third amounts after each of the first three anniversaries of the grant date. The SARs only permit settlement in cash, and will not result in the issuance of any shares of Teekay’s common stock.

(2)	In fiscal 2003, Teekay granted options to employees and directors to purchase an aggregate of 1,059,580 shares of common stock and SARs with respect to 86,500 shares of common stock.

AGGREGATED FISCAL 2003 YEAR-END OPTION/SAR VALUES

The following table provides information on the aggregate value of the named executive officers’ unexercised options/SARs at December 31, 2003.

                                         Number of Securities Underlying
                                           Unexercised Options/SARs at
                                                 Fiscal Year-End
                                          Exercisable        Unexercisable
                                            373,236              187,664

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

Teekay’s executive compensation program is administered by the Compensation Committee of the Board of Directors (or Committee). The Committee is composed entirely of non-employee directors who are independent, as determined by the Board, within the meaning of applicable NYSE standards.

The Committee is responsible for:

• determining and approving compensation for Teekay's Chief Executive Officer;

• making recommendations to the Board regarding compensation for directors and for executive officers, other than the Chief Executive Officer, and regarding incentive compensation and equity-based plans; and

• providing general oversight of other Teekay compensation plans, policies and programs.

The specific duties and responsibilities of the Committee are described above under “Corporate Governance Principles and Board Matters — Board Structure and Committee Composition — Compensation Committee” and in the Committee’s charter, which is available under “Corporate Governance” in the Investor Centre section of Teekay’s website at www.teekay.com.

The Committee met five times during fiscal 2003. The Committee has direct access to independent compensation consultants and other experts for information as it deems appropriate, and used independent consultants from time to time during the year.

The Committee has furnished the following report on executive compensation for fiscal 2003.

Executive Compensation Philosophy

Employees are the key to our success. The goals of Teekay’s compensation programs are to:

• attract, retain and motivate a high-caliber executive leadership team;

• pay competitively and consistently within an appropriately defined market;

• align executive compensation with shareholder interests; and

• link pay to Teekay and individual performance.

Executive Compensation Practices

Each year, we survey the executive compensation practices of our industry peer groups. Our practice is to target our program for executive compensation at approximately the median percentile of equivalent programs of our industry peer groups.

Components of Executive Compensation

Base Pay

Base pay is baseline cash compensation and is determined by the competitive market and individual performance. In general, base pay for each executive officer is established annually based on (1) a compensation range which corresponds to the executive’s job responsibilities and (2) the executive officer’s overall individual job performance.

Annual Bonus

Our annual bonus programs focus on matching reward with the individual’s performance and Teekay’s financial performance in the fiscal year through comparison to established targets and the financial performance of peer companies.

Long-term Incentive Programs

Teekay’s long-term incentive programs are designed to encourage creation of long-term value for our shareholders, employee retention and equity ownership. The programs consist of stock option grants, stock appreciation rights and restricted stock awards.

For fiscal 2003, our executive officers received stock option grants under Teekay’s 1995 Stock Option Plan. Each stock option grant allows the executive officer to acquire shares of Teekay’s common stock, subject to the completion of a three-year vesting period and continued employment with Teekay. These shares may be acquired at a fixed price per share (i.e., the fair market value on the grant date) and have a ten-year term. During 2003, we also granted a stock appreciation right (or SAR) to one executive officer in connection with his relocation. This SAR was granted outside of Teekay’s 1995 Stock Option Plan, but is governed by the terms and conditions of that plan. Because the SAR only permits settlement in cash, no shares of Teekay’s common stock will be issued upon exercise of the SAR. From time to time, we also engage in restricted stock grants to reward exceptional performance and encourage retention. During 2003, we made one grant of 36,250 shares of restricted stock to an executive officer. This restricted stock grant was granted outside of Teekay’s 1995 Stock Option Plan, but is governed by the terms and conditions of that plan.

In September 2003, the Board of Directors terminated Teekay’s 1995 Stock Option Plan with respect to new grants and adopted Teekay’s 2003 Equity Incentive Plan, under which we will make equity grants going forward.

The undersigned members of the Compensation Committee have submitted this Report to the Board of Directors.

Axel Karlshoej, Chair
Ian D. Blackburne
Thomas Kuo-Yuen Hsu

STOCK PERFORMANCE GRAPH

The graph below shows the cumulative total shareholder return assuming the investment of $100 on December 31, 1998 (and the reinvestment of dividends after such date) in each of Teekay common stock, the Dow Jones Marine Transportation Index and the S&P 500 Index. Past performance is not necessarily an indicator of future results.

PRINCIPAL AUDITOR FEES AND SERVICES

The Audit Committee has appointed Ernst & Young LLP, Chartered Accountants, as Teekay’s independent auditors for fiscal 2004.

Fees Incurred by Teekay for Ernst & Young LLP Services

The following table shows the fees paid or accrued by Teekay for audit and other services provided by Ernst & Young LLP, Chartered Accountants, for fiscal 2003 and 2002.

      Fees                                                                                         2003       2002
      Audit Fees (1)............................................................................$ 454,780  $ 321,765
      Audit-Related Fees (2)....................................................................$  76,120  $  17,900
      Tax Fees (3)..............................................................................$ 329,570  $ 202,590
      All Other Fees (4)........................................................................$   1,605  $   1,605
         Total..................................................................................$ 862,075  $ 543,860
                                                                                                =========  =========
__________
(1)	Audit fees represent fees for professional services provided in connection with the audit of Teekay’s consolidated financial statements and review of its quarterly consolidated financial statements and audit services provided in connection with other statutory or regulatory filings.

(2)	Audit-related fees consisted primarily of accounting consultations, employee benefit plan audits, services related to business acquisitions and divestitures and other attestation services.

(3)	For fiscal 2003 and 2002, respectively, tax fees principally included international tax planning fees of $175,290 and $180,000, corporate tax compliance fees of $67,070 and $14,600 and personal and expatriate tax services fees of $87,210 and $7,100.

(4)	All other fees principally include subscription fees to an internet database of accounting information.

The Audit Committee has the authority to pre-approve permissible audit-related and non-audit services not prohibited by law to be performed by Teekay’s independent auditors and associated fees. Engagements for proposed services either may be separately pre-approved by the Audit Committee or entered into pursuant to detailed pre-approval policies and procedures established by the Audit Committee, as long as the Audit Committee is informed on a timely basis of any engagement entered into on that basis. The Audit Committee separately pre-approved all engagements and fees paid to Teekay’s independent auditor in fiscal 2003.

REPORT OF THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS

The Audit Committee assists the Board in fulfilling its responsibilities for oversight of

• the integrity of Teekay's financial statements;

• Teekay's compliance with legal and regulatory requirements;

• the independent auditors' qualifications and independence; and

• the performance of Teekay's internal audit function and independent auditors.

The Audit Committee manages Teekay’s relationship with its internal auditors and its independent auditors, who both report directly to the Audit Committee. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and to receive appropriate funding, as determined by the Audit Committee, from Teekay for such advice and assistance.

Teekay’s management has primary responsibility for preparing Teekay’s consolidated financial statements and Teekay’s financial reporting process. Teekay’s independent auditors, Ernst & Young LLP, Chartered Accountants, are responsible for expressing an opinion on the conformity of Teekay’s audited consolidated financial statements with accounting principles generally accepted in the United States.

In this context, the Audit Committee reports as follows:

1.	The Audit Committee has reviewed and discussed the audited consolidated financial statements for fiscal 2003 with Teekay's management.

2.	The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, as amended or modified.

3.	The Audit Committee has received the letter and written disclosures from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed the matter of independence with the independent auditors.

4.	Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee has recommended to Teekay's Board of Directors, and the Board has approved, that Teekay's audited consolidated financial statements be included in Teekay's Annual Report on Form 20-F for fiscal 2003, for filing with the SEC.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

Eileen A. Mercier, Chair
Leif O. Höegh
Tore I. Sandvold